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                                                                    EXHIBIT 99.3

                        FOURTH AMENDMENT AND RESTATEMENT

            FOURTH AMENDMENT AND RESTATEMENT (this "Fourth Amendment and Restatement"), dated as of May 29, 2003, among WYNDHAM INTERNATIONAL, INC., a Delaware corporation (the "Borrower"), the Lenders from time to time party to the Increasing Rate Note Purchase and Loan Agreement referred to below (the "Lenders"), J.P. MORGAN SECURITIES INC. ("JP Morgan"), as Lead Arranger and Book Manager, BEAR STEARNS CORPORATE LENDING INC., as Co-Arranger and Syndication Agent and DEUTSCHE BANK TRUST COMPANY AMERICAS, as Syndication Agent (each a "Syndication Agent", together the "Syndication Agents"), and JPMORGAN CHASE BANK (f/k/a The Chase Manhattan Bank), as Administrative Agent (the "Administrative Agent"). All capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the IRL Agreement referred to below as amended hereby, provided that the terms first defined in the Fifth Amendment and Restatement dated as of May 29, 2003 to the Credit Agreement (as defined in the IRL Agreement) (the "Credit Agreement Fifth Amendment") shall have the same meanings when used herein.

                              W I T N E S S E T H:

            WHEREAS, the Borrower, the Lenders, JP Morgan, the Syndication Agents and the Administrative Agent are parties to an Increasing Rate Note Purchase and Loan Agreement, dated as of June 30, 1999 (as amended, modified or supplemented to, but not including, the date hereof, the "IRL Agreement");

            WHEREAS, the parties hereto wish to amend the IRL Agreement as herein provided; and

            WHEREAS, subject to the terms and conditions of this Fourth Amendment and Restatement, the parties hereto agree as follows:

I.          Agreements

            1. The Lenders hereby (i) acknowledge the changes made to Section 3, 5 and 6 of the Credit Agreement (and to the definitions used therein) by the Credit Agreement Fifth Amendment (including pursuant to Section IV.1(O) therein), which changes are binding upon the Lenders pursuant to Section 9.02(d) of the IRL Agreement, and (ii) agree to the application of Net Cash Proceeds as set forth in the amendment to Section 2.11(f) of the Credit Agreement contained in Section III.1(D) of the Credit Agreement Fifth Amendment for the period ending on the Modified Extension Date and in Section IV.1(J) for the period commencing on the Post-Extension Date.

            2. On the Post-Extension Date, the Loans of the Consenting IRL Lenders then outstanding will be converted into Term Loans under the Credit Agreement and continue outstanding as Term Loans II (as more fully provided for in the Credit Agreement Fifth Amendment). Each Consenting IRL Lender will be entitled to the rights and subject to the obligations of a Term Loan Lender under the Credit Agreement with respect to its Term Loans II

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and shall thereafter cease to be a Lender, and shall have no rights or obligations under the IRL Agreement.

            3. The Lenders hereby agree and consent to (x) Section II.1 of the Credit Agreement Fifth Amendment and (y) to all future changes to the Guaranty and Collateral Agreement effected after the Extension Date in accordance with the provisions thereof as modified by such consent.

            4. Notwithstanding any other provision of the IRL Agreement, this Fourth Amendment and Restatement or the Credit Agreement Fifth Amendment, no amendment, change or waiver of the definition of "Extension Date" and/or, prior to the Modified Extension Date, to Section 2.11(f) of the Credit Agreement may be made without the consent of Consenting IRL Lenders holding at least 66-2/3% of the Designated IRL Loans at the time of any such amendment, change or waiver (with Consenting IRL Lenders and Designated IRL Loans having the definitions in effect on the Fifth Amendment and Restatement Effective Date).

II.         Amendments at the Fourth Amendment Effective Date

            1. Section 1.01 of the IRL Agreement is amended by adding after the reference to "Agreement," in the first sentence the following:

         "the terms Designated IRL Loans, Extension Date, Fifth Amendment and Restatement Effective Date and Modified Extension Date shall have the meanings provided in the Credit Agreement as in effect on the Fifth Amendment and Restatement Effective Date and"

            2. Section 2.08 of the IRL Agreement is amended by adding a new sentence at the end thereof to read:

         "Notwithstanding the foregoing, all prepayments of the Loans made on or prior to the Modified Extension Date pursuant to this Section 2.08 will be applied only to Designated IRL Loans, pro rata among same."

            3. Section 2.09(a) of the IRL Agreement is amended by adding after the reference therein to "Loans" the phrase "(other than Designated IRL Loans)" and Sections 2.09(b), (c), (d), (e) and (f) of the IRL Agreement are deleted in their entirety, together with all defined terms used therein (directly or indirectly) and not used elsewhere in the IRL Agreement, provided that if the Extension Date has not then occurred, on the Modified Extension Date all of
Section 2.09 (and related definitions) shall be reinstated in full in the IRL Agreement.

            4. Section 6.08(a) of the IRL Agreement is amended by (i) inserting an "(x)" immediately prior to the reference to "Senior Notes" therein,
(ii) deleting the phrase "or Term Loans under the Senior Credit Facilities" immediately after such reference to "Senior Notes" and (iii) inserting after the reference therein to "by the terms thereof" the following:

         "or (y) prior to the Extension Date, the Term Loans under the Senior Credit Facilities, other than (i) interest payments expressly required by the terms thereof and (ii) as

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         provided in Sections 2.10 and 2.11 of the Credit Agreement as in effect after giving effect to the Fifth Amendment and Restatement Effective Date,"

            5. Exhibit B is amended by (x) deleting the reference to "(III)," in paragraphs 2 and 8 thereof, (y) inserting after the reference to "VI" in such paragraphs the phrase ", and Sections 3.02, 3.03, 3.04, 3.05, 3.06 and 3.16," and (z) deleting in paragraph 8 thereof the phrase "and in each of the other Loan Documents".

III.        Miscellaneous

            1. In order to induce the undersigned Lenders to enter into this Fourth Amendment and Restatement, the Borrower hereby represents and warrants that (x) no Default or Event of Default exists on the Fourth Amendment Effective Date (as defined below) after giving effect to this Fourth Amendment and Restatement and (y) all of the representations and warranties contained in the IRL Agreement shall be true and correct in all material respects as of the Fourth Amendment Effective Date after giving effect to this Fourth Amendment and Restatement, with the same effect as though such representations and warranties had been made on and as of the Fourth Amendment Effective Date (unless such representations expressly relate to an earlier date, in which case they shall be true and correct in all material respects on and as of such earlier date).

            2. This Fourth Amendment and Restatement is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the IRL Agreement or any other Loan Document.

            3. This Fourth Amendment and Restatement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

            4. THIS FOURTH AMENDMENT AND RESTATEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

            5. This Fourth Amendment and Restatement shall become effective on the date (the "Fourth Amendment Effective Date") on which the Cut-Off Time occurs if each of the following conditions shall have been satisfied:

            (i) the Borrower and Lenders holding at least 95% of the Loans shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Administrative Agent at White & Case LLP, 1155 Avenue of the Americas, New York, NY 10036, Attention: Daniel M. Ford (facsimile number 212-354-8113);

            (ii) the Credit Agreement Fifth Amendment shall have become effective in accordance with its terms; and

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            (iii) the Borrower shall have paid to the Administrative Agent and the Lenders all reasonable fees, costs and expenses (including, without limitation, reasonable legal fees and expenses thereof) payable to the Administrative Agent and the Lenders to the extent then due, as evidenced by an invoice delivered to the Borrower no less than three Business Days prior to the Fourth Amendment Effective Date.

            Unless the Administrative Agent has received actual notice from any Lender that the conditions contained in clauses (ii) and/or (iii) above have not been satisfied, upon the satisfaction of the conditions described in clause (i) of the immediately preceding sentence and upon the Administrative Agent's good faith determination that the other conditions described above have been met, the Fourth Amendment Effective Date shall be deemed to have occurred, regardless of any subsequent determination that one or more of the other conditions had not been met (although the occurrence of the Fourth Amendment Effective Date shall not release the Borrower from any liability for failure to satisfy one or more of the other conditions specified above).

            6. The Borrower shall pay (x) each Lender which executed and delivered a counterpart of this Fourth Amendment and Restatement on or prior to the Cut-Off Time (a "Consenting Lender") a non-refundable cash fee (the "Amendment Fee") in an amount equal to .125% of the outstanding principal amount of the Loans of such Lender on the Fourth Amendment Effective Date and (y) if the Extension Date occurs, each Consenting Lender a non-refundable cash fee (the "Extension Fee") in an amount equal to .50% of its Loans on the Post-Extension Date (prior to the conversion thereof into Term Loans II), which fees shall be paid by the Borrower to the Administrative Agent for distribution to the Lenders not later than the second Business Day following the Fourth Amendment Effective Date (in the case of the Amendment Fee) or the Post-Extension Date (in the case of the Extension Fee).

            7. From and after the Fourth Amendment Effective Date all references in the IRL Agreement and the other Loan Documents to the IRL Agreement shall be deemed to be references to the IRL Agreement as modified hereby. Except as modified hereunder, the terms, provisions and conditions of the IRL Agreement and the other Loan Documents shall continue in full force and effect.

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            IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Fourth Amendment and Restatement to be duly executed and delivered as of the date first above written.

                                     WYNDHAM INTERNATIONAL, INC.,

                                       By _____________________________________
                                          Title:

                                     JPMORGAN CHASE BANK
                                       Individually and as Administrative Agent,

                                       By _____________________________________
                                          Title:

                                     J.P. MORGAN SECURITIES INC.
                                       as Lead Arranger and Book Manager

                                       By _____________________________________
                                          Title:

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                                 NAME OF LENDER:

                                 By: __________________________________
                                     Name:
                                     Title:

 [SIGNATURE PAGE TO THE FOURTH AMENDMENT AND RESTATEMENT TO THE INCREASING RATE
                       NOTE PURCHASE AND LOAN AGREEMENT]